Exhibit 99.1
NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN OR INTO ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION.
THIS ANNOUNCEMENT IS NOT A PROSPECTUS OR PROSPECTUS EQUIVALENT DOCUMENT AND INVESTORS SHOULD NOT MAKE ANY INVESTMENT DECISION ON THE BASIS OF IT.
THIS ANNOUNCEMENT CONTAINS INSIDE INFORMATION.
FOR IMMEDIATE RELEASE
10 October 2017

RECOMMENDED MERGER
OF
KENNEDY WILSON EUROPE REAL ESTATE PLC (“KWE”)
AND
KENNEDY-WILSON HOLDINGS, INC. (“KW”)

Results of Scheme Court Meeting and KWE General Meeting

KWE announces that, at the Scheme Court Meeting and the KWE General Meeting held earlier today in connection with the Merger of KWE and KW to be effected by means of a Court-sanctioned scheme of arrangement under the Jersey Companies Law (the “Scheme”):

•	Scheme Shareholders voted, in the requisite majorities, to approve the Scheme at the Scheme Court Meeting; and

•
KWE Shareholders voted, in the requisite majority, to pass the Special Resolution proposed in connection with the Scheme, including the amendment of KWE’s articles of association, at the KWE General Meeting.

Details of the resolutions are set out in the notices of the Scheme Court Meeting and the KWE General Meeting contained in the scheme document published on 13 September 2017 in relation to the Merger (the “Scheme Document”).

Voting results of the Scheme Court Meeting

The table below sets out the results of the poll at the Scheme Court Meeting. Each Scheme Shareholder, present in person or by proxy, was entitled to one vote per Scheme Share held at the Scheme Voting Record Time. The total number of Scheme Shares in issue at the Scheme Voting Record Time was 96,117,483.

	No. of Scheme Shares voted	% of Scheme Shares voted[1]	No. of Scheme Shareholders who voted (and %)[1]	No. of Scheme Shares voted as a % of total Scheme Shares[1]
FOR	60,473,345	99.997%	135 (98.540%)[2]	62.916%
AGAINST	2,006	0.003%	2 (1.460%)	0.002%
TOTAL	60,475,351	100%	137 (100%)	62.918%

1 Rounded to three decimal places.
2 Consists of 126 sub-accounts held by 29 CREST account holders plus 9 registered holders of shares in certificated form.

Voting results of the KWE General Meeting

The table below sets out the results of the poll at the KWE General Meeting. Each KWE Shareholder, present in person or by proxy, was entitled to one vote per KWE Share held at the Voting Record Time. The total number of KWE Shares in issue at the Scheme Voting Record Time was 126,133,407 of which 30,015,924 were held by KW and its subsidiaries.

	FOR[1]		AGAINST		TOTAL	WITHHELD[2]	No. of KWE Shares voted as % of total KWE Shares[3]
Special Resolution	No. of votes cast	% of votes cast[3]	No. of votes cast	% of votes cast[3]	No. of votes cast	No. of votes
Approval of the implementation of the Scheme, including amendments to the KWE Articles.	90,667,616	99.998%	2,006	0.002%	90,669,622	375,012	71.884%

1 Includes discretionary votes.
2 A vote withheld is not a vote in law and is not counted in the calculation of the proportion of votes “For” or “Against” the Special Resolution or in the number of KWE Shares voted as a % of total KWE Shares.
3 Rounded to three decimal places.

Effective Date and timetable

The Scheme remains subject to the satisfaction or (where applicable) waiver of the Conditions set out in the Scheme Document that remain outstanding as of the date of this announcement (this “Announcement”), including, among other things, the approval of the KW Shareholder Resolution at the KW Special Meeting, which has been convened for 12 October 2017, and the sanctioning of the Scheme by the Court at the Scheme Court Sanction Hearing, which is expected to be held on 18 October 2017.

Subject to the other Conditions remaining outstanding as at the date of this Announcement being satisfied or (where applicable) waived, the Scheme will become effective upon the delivery of the Court Order to the Registrar of Companies for registration, which is expected to take place on 20 October 2017.

An application has been made for the suspension of the listing of KWE Shares on the UK Listing Authority’s Official List and the trading in KWE Shares on the London Stock Exchange’s main market for listed securities. The suspensions are expected to take effect from 7.30 a.m. (London time) on 20 October 2017.

The cancellation of KWE Shares on the premium listing segment of the UK Listing Authority’s Official List and the cancellation of admission to trading of KWE Shares on the London Stock Exchange’s main market for listed securities have also been applied for and, subject to the Scheme becoming effective, are expected to take effect from 8.00 a.m. (London time) on 23 October 2017.

The expected timetable of principal events for the implementation of the Scheme remains as set out on pages 10 to 11 of the Scheme Document. If any of the dates and/or times in the expected timetable change, the revised dates and/or times will be notified by announcement through a Regulatory Information Service.

A copy of the Special Resolution passed at the KWE General Meeting will be submitted today to the National Storage Mechanism and will be available for inspection at http://www.morningstar.co.uk/UK/NSM.

Capitalised terms used but not otherwise defined in this Announcement have the meanings given to them in the Scheme Document.

Enquiries
Goldman Sachs (lead financial adviser to KW)

Mark Sorrell	44 0 20 7774 1000
Chris Emmerson	44 0 20 7774 1000
David Friedland	1 212 902 0300
Keith Wetzel	1 310 407 5700

BofA Merrill Lynch (financial adviser to KW)

Geoff Iles	44 0 20 7628 1000
Kieran Millar	44 0 20 7628 1000
Jeff Horowitz	1 646 855 3213
Cavan Yang	1 646 855 4157

Deutsche Bank (financial adviser to KW)

Drew Goldman	1 212 250 2500
Rishi Bhuchar	44 0 20 7545 8000
Brian Mendell	1 212 250 2500
Nancy Davey	1 212 250 2500

Rothschild (lead financial adviser to KWE and the KWE Independent Directors)

Alex Midgen	44 0 20 7280 5000
Sam Green	44 0 20 7280 5000

J.P. Morgan Cazenove (financial adviser to KWE and the KWE Independent Directors)

Dwayne Lysaght	44 0 20 7742 6000
Bronson Albery	44 0 20 7742 6000
Kirshlen Moodley	44 0 20 7742 6000
Tara Morrison	44 0 20 7742 6000

Further information
In this Announcement, the “Merger” refers to the proposed acquisition of the entire issued and to be issued share capital of KWE by KW (other than shares already owned by KW and its affiliates), to be implemented by way of the Scheme or (should KW so elect, subject to the consent of the Panel) by way of a takeover offer (a “Takeover Offer”).
This Announcement is for information purposes only and is not intended to and does not constitute, or form part of, any offer to sell or issue or an invitation to purchase or subscribe for any securities in any jurisdiction, nor is it a prospectus for the purposes of the Companies (General Provisions) (Jersey) Order 2002. Further, this Announcement does not constitute, or form part of, any solicitation of any vote or approval in any jurisdiction in which such solicitation is unlawful, nor shall there be any sale, issuance or transfer of securities of KWE or KW in any jurisdiction in contravention of applicable law.
KWE Shareholders should read the Scheme Document carefully because it contains important information in relation to the Merger and the New KW Shares. KWE Shareholders should also read the KW Prospectus carefully as it also includes important information in relation to the Merger and the New KW Shares.
This Announcement does not constitute a prospectus or prospectus equivalent document.
KW and the KW Directors have accepted sole responsibility for all information, opinions, estimates, valuations, projections and commentary contained in certain communications that KW has issued in connection with the Merger (such communications to include, without limitation, the KW Prospectus and the KW Proxy Statement and all the information contained in Part Fourteen (Profit Forecasts) of the Scheme Document), including, without limitation, all financial and commercial information, opinions, estimates, valuations, projections and commentary relating directly or indirectly to KWE or its assets or liabilities or derived from or reflecting any information, opinion, estimate, valuation, projection, or commentary relating to KWE or its assets or liabilities included or incorporated by reference in any such communications and all information in the Scheme Document relating to KW or persons acting in concert with it (“Covered Information”). No representation has been made, is made or will be made, at any time by KWE or any of the KWE Independent Directors, and none of KWE or any of the KWE Independent Directors have authorised anyone to represent that KWE or any KWE Independent Director has adopted or verified the accuracy, completeness, reasonableness or achievability of any Covered Information, that all or part of it is not misleading or that all or part of it complies with all or any applicable legal, regulatory or other requirements. Accordingly, none of KWE nor any of the KWE Independent Directors assumes any duty of care or other duty to KW, any holder of KW Shares or other securities of KW or any other person or regulatory body in relation to the content of, or any omission from, any Covered Information and KWE and each of the KWE Independent Directors expressly disclaims all and any responsibility for the accuracy or completeness of any Covered Information or for the Covered Information not being misleading in the context in which it is used and/or complying with applicable legal, regulatory, accounting or other requirements. None of KWE nor any of the KWE Independent Directors owes any obligation, whether to KW, any holder of KW Shares or other securities of KW or any other person or regulatory body, to correct or update any Covered Information or accepts any liability, whether arising in tort, contract or otherwise, to any person or regulatory body in connection with any reliance or expectation placed on any Covered Information or in connection with any Covered Information, or any matter derived from it, including, without limitation, in relation to any decision to vote or not to vote in relation to any matter or to acquire or not to acquire any securities or to dispose or not to dispose of any securities.
Important notices relating to financial advisers
Goldman Sachs International, which is authorised by the Prudential Regulation Authority and regulated by the FCA and the Prudential Regulation Authority in the UK, and Goldman Sachs & Co. LLC (in their capacity as financial advisors to KW) (together, “Goldman Sachs”) are acting exclusively for KW and no one else in connection with the Merger and any other matter referred to in this Announcement or the Scheme Document and will not be responsible to anyone other than KW for providing the protections afforded to clients of Goldman Sachs, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
Merrill Lynch International, which is authorised by the Prudential Regulation Authority and regulated by the FCA and the Prudential Regulation Authority in the UK, and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together with Merrill Lynch International, “BofA Merrill Lynch”) are acting exclusively for KW and no one else in connection with the Merger or any other matter referred to in this Announcement or the Scheme Document and will not be responsible to anyone other than KW for providing the protections afforded to clients of BofA Merrill Lynch, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank) and, in the UK, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, Germany’s Federal Financial Supervisory Authority, and is subject to limited regulation in the UK by the Prudential Regulation Authority and the Financial Conduct Authority. Details about the extent of its authorisation and regulation by the Prudential Regulation Authority, and regulation by the Financial Conduct Authority, are available on request or from www.db.com/en/content/eu_disclosures.htm.
Deutsche Bank AG, acting through its London Branch (“DB London”), and Deutsche Bank Securities Inc. (“DBSI” and, together with DB London, “DB”) are acting as financial advisers to KW and no other person in connection with the Merger. DB will not be responsible to any person other than KW for providing any of the protections afforded to clients of DB, nor for providing any advice, in relation to any matter referred to herein. Without limiting a person’s liability for fraud, neither DB nor any of their affiliates nor any of their or their affiliates’ respective directors, officers, representatives, employees, advisers or agents shall have any liability to any other person in connection with this Announcement, the Scheme Document and the contents of this Announcement or the Scheme Document.
Rothschild, which is authorised and regulated by the FCA in the UK, is acting exclusively for KWE and the KWE Independent Directors and no one else in connection with the Merger and any other matter referred to in this Announcement or the Scheme Document and will not be responsible to anyone other than KWE and the KWE Independent Directors for providing the protections afforded to clients of Rothschild, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.

J.P. Morgan Limited, which conducts its UK investment banking business as J.P. Morgan Cazenove (“J.P. Morgan Cazenove”) and is authorised and regulated in the UK by the FCA, is acting exclusively for KWE and the KWE Independent Directors and no one else in connection with the Merger and any other matter referred to in this Announcement or the Scheme Document and will not regard any other person as its client in relation to the matters in this Announcement or the Scheme Document and will not be responsible to anyone other than the KWE Independent Directors for providing the protections afforded to clients of J.P. Morgan Cazenove, or for providing advice in relation to the Merger or any other matters referred to in this Announcement or the Scheme Document.
Overseas jurisdictions
The release, publication or distribution of this Announcement in or into jurisdictions other than Jersey, the United Kingdom, the United States, the Netherlands or the Cayman Islands may be restricted by law and therefore any persons who are subject to the law of any jurisdiction other than Jersey, the United Kingdom, the United States, the Netherlands or the Cayman Islands should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with such restrictions or applicable requirements may constitute a violation of the securities laws of any such jurisdiction. Neither this Announcement, nor the Scheme Document nor any Election Form should be forwarded or transmitted in, into or from any jurisdiction in which to do so would give rise to a violation of the relevant laws in such jurisdiction.
Where legally permissible, Scheme Shareholders, and other KWE Shareholders, in all jurisdictions may receive the Scheme Document and accompanying Forms of Proxy. However, there may be restrictions on the extent to which certain shareholders of KWE in jurisdictions other than Jersey, the United Kingdom, the United States, the Netherlands and the Cayman Islands can receive any such document, make Elections and/or receive New KW Shares pursuant to the Scheme. Any persons who are resident in, or citizens or nationals of, or otherwise subject to the law of, any jurisdiction other than Jersey, the United Kingdom, the United States, the Netherlands or the Cayman Islands should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with the applicable requirements may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Merger disclaim any responsibility or liability for the violation of such requirements by any person.
This Announcement, the Scheme Document and the accompanying documents have been prepared for the purpose of complying with Jersey law, the Listing Rules and the Code and the information disclosed may not be the same as that which would have been disclosed if such documents had been prepared in accordance with the laws of any jurisdiction outside of England and Wales and Jersey. Nothing in this Announcement, the Scheme Document and the accompanying documents should be relied upon on any other basis. Unless otherwise determined by KW and KWE or required by the Code, and permitted by applicable law and regulation, the Merger will not be made available, directly or indirectly in, into or from a jurisdiction to the extent that to do so would violate the laws in that jurisdiction.
Further details in relation to Overseas Shareholders are contained in the Scheme Document and in the KW Prospectus. The publication and content of the KW Prospectus are the responsibility solely of the KW Directors.
Additional information for US investors
The Merger relates to the shares of a Jersey company and is being effected by means of a scheme of arrangement pursuant to the Jersey Companies Law. A transaction effected by means of a scheme of arrangement under Jersey law is not subject to the tender offer rules under the US Securities Exchange Act of 1934, as amended and is exempt from the registration requirements under the US Securities Act of 1933, as amended. Accordingly, the Merger will only be subject to disclosure and other requirements and practices applicable under Jersey law and the Code to schemes of arrangement, which are different from the disclosure and other requirements of the US tender offer and securities laws.
It may be difficult for US holders of KWE Shares to enforce their rights and/or any claims they may have arising under US federal securities laws in connection with the Merger, since KWE is organised under the laws of a country other than the United States, and some of its officers and directors may be residents of countries other than the United States and most of the assets of KWE are located outside the United States. US holders of KWE Shares may not be able to sue a non-US company or its officers or directors in a non-US court for violations of US securities laws. Further, it may be difficult to compel a non-US company and its affiliates to subject themselves to a US court’s jurisdiction or judgment.
The Merger may, in certain circumstances and subject to the consent of the Panel, be carried out by way of a Takeover Offer under the Jersey Companies Law rather than using a scheme of arrangement. If KW elects to implement the Merger by way of a Takeover Offer, such Takeover Offer will be subject to applicable US tender offer and securities laws and regulations.
In accordance with normal practice under the Code and Jersey law, KW or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, KWE Shares outside the United States, other than pursuant to the Scheme, until the date on which the Merger becomes effective, lapses or is withdrawn. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices.
In addition, the Manager is entitled to an annual management fee (payable quarterly in arrear) equal to 1% of KWE’s adjusted net asset value, half of which may be paid in certain circumstances in KWE Shares (for further information, please see the Scheme Document). Any information about such purchases and/or fees will be disclosed, as required in the UK, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com.
None of the securities referred to in this Announcement or the Scheme Document have been approved or disapproved by the SEC, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the fairness or merits of such securities or upon the adequacy or accuracy of the information contained in this Announcement or the Scheme Document. Any representation to the contrary is a criminal offence in the United States.
Notice to Canadian Investors
The New KW Shares are expected to be issued in Canada pursuant to an exemption from the requirement that KW prepare and file a prospectus in the relevant jurisdictions of Canada. Any resale of the New KW Shares if made through the facilities of the NYSE will generally be exempt from the prospectus requirement under Canadian securities legislation. However, such securities legislation may require resales of KW Shares to be made under other statutory exemptions or a discretionary exemption granted by the applicable Canadian securities regulatory authority. Scheme Shareholders resident in Canada are advised to seek legal advice prior to any resale of the New KW Shares issued in connection with the Merger.
Notice to Cayman Islands Investors
There is no registration required nor will any registration be made under the Securities Investment Business Law in the Cayman Islands or with the Cayman Islands Monetary Authority in relation to this Announcement or the Scheme Document. This Announcement and the Scheme Document are distributed to Scheme

Shareholders on the basis that they do not represent an offer to the public in the Cayman Islands under any law in the Cayman Islands.
Notice to French Investors
Neither this Announcement nor the Scheme Document constitutes a prospectus within the meaning of Directive 2003/71/EC of the European Parliament and Council dated 4 November 2003, as amended, or otherwise. Neither this Announcement nor the Scheme Document has been prepared and are not being distributed in the context of an offer to the public of financial securities (offre au public de titres financiers) in France within the meaning of Article L.411-1 of the French Monetary and Financial Code (Code monétaire et financier) and Title 1 of Book II of the General Regulation of the French Autorité des marchés financiers (AMF), and have therefore not been submitted to the AMF for prior approval and clearance procedure.
Notice to Irish Investors
Neither this Announcement nor the Scheme Document is a prospectus within the meaning of the Companies Act 2014 of Ireland, the Prospectus Directive (2003/71/EC) Regulations 2005 of Ireland (as amended) or the Prospectus Rules issued by the Central Bank of Ireland. Neither this Announcement nor the Scheme Document has been approved or reviewed by or registered with the Central Bank of Ireland. Neither this Announcement nor the Scheme Document constitutes investment advice or the provision of investment services within the meaning of the European Communities (Markets in Financial Instruments) Regulations 2007 of Ireland (as amended) or the Markets in Financial Instruments Directive (2004/39/EC). Neither KWE nor KW is an authorised investment firm within the meaning of the European Communities (Markets in Financial Instruments) Regulations 2007 of Ireland (as amended) or the Markets in Financial Instruments Directive (2004/39/EC) and the recipients of this Announcement and/or the Scheme Document should seek independent legal and financial advice in determining their actions in respect of or pursuant to this Announcement and/or the Scheme Document.
Notice to German Investors
The Offers are made and any accompanying documents are addressed in Germany to Scheme Shareholders only.
Forward-looking statements
This Announcement, the Scheme Document, oral statements made regarding the Merger and other information published by KW and/or KWE may contain statements which are, or may be deemed to be, “forward-looking statements” with respect to the financial condition, results of operations and businesses of KWE and/or KW and/or the KWE Group and/or the KW Group, and certain plans and objectives of KWE and/or KW with respect to KW and its subsidiary undertakings following completion of the Merger, comprised of the KW Group and the KWE Group (the “Combined Group”). All statements, other than statements of historical facts, or of opinion related to historical fact, are forward-looking statements. A forward-looking statement is prospective in nature and is not based on historical facts, but rather on current expectations and/or projections of the persons making the statement about future events, and is therefore subject to risks and uncertainties which could cause actual facts and/or circumstances to differ materially from the future facts and/or circumstances expressed or implied by the forward-looking statement. The forward-looking statements contained in this Announcement include statements relating to the expected effects of the Merger on KW and KWE, the expected timing and scope of the Merger and other statements other than historical facts. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “does not expect”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “does not anticipate”, “believes” or variations of such words and phrases or statements that certain actions, events or circumstances “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Although the persons responsible for any forward-looking statements in this Announcement believe that the expectations reflected in such forward-looking statements are reasonable, neither KW nor KWE, nor any of their respective officers, directors, associates or advisors, gives any assurance that any such expectation will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual facts and/or circumstances to differ materially from those expressed or implied by such forward-looking statements. These factors include the non-satisfaction of any of the Conditions, as well as additional factors, such as: risks relating to the KW Group’s and/or the KWE Group’s credit rating; local and global political and economic conditions, including Brexit; the KW Group’s and the KWE Group’s economic model and liquidity risks; financial services risk; the risks associated with KW’s and KWE’s brand, reputation and trust; environmental risks; safety, technology, data security and data privacy risks; the ability to realise the anticipated benefits and synergies of the Merger, including as a result of a delay in completing the Merger or difficulty in integrating the businesses of the companies involved; legal or regulatory developments and changes; the outcome of any litigation; the impact of any acquisitions or similar transactions; competition and market risks; the impact of foreign exchange rates; pricing pressures; and business continuity and crisis management. Other unknown or unpredictable factors could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements should therefore be construed in the light of such factors. Neither KW nor KWE, nor any of their respective associates, directors, officers or advisers, gives any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this Announcement will actually occur. You are cautioned not to place undue reliance on these forward-looking statements. Each forward-looking statement speaks only as of the date of this Announcement. None of KWE, the KWE Group, KW or the KW Group nor any of their officers, directors, associates or advisers accepts any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Disclosure requirements of the City Code on Takeovers and Mergers
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.
Publication on website and availability of hard copies
This Announcement and the documents required to be published pursuant to Rule 26.1 of the Code will (subject to any applicable restrictions with respect to certain Overseas Shareholders) be made available free of charge on KW’s website at ir.kennedywilson.com and on KWE’s website at www.kennedywilson.eu by no later than 12 noon (London time) on the Business Day following the date of its release.
KWE Shareholders may request a hard copy of this Announcement, and any future documents, announcements and information, by contacting the Corporate Services team at Crestbridge during business hours on +44 (0) 1534 835600 or by submitting a request in writing to the Corporate Services Team, Crestbridge, 47 Esplanade, St Helier, Jersey JE1 0BD.
If you have received this Announcement in electronic form, copies of this Announcement and any document or information incorporated by reference into this Announcement will not be provided unless such a request is made.
If you are in any doubt about the contents of this Announcement or the action you should take, you are recommended to seek your own independent financial advice as soon as possible from your stockbroker, bank, solicitor, accountant, fund manager or other appropriate independent professional adviser who, if you are taking advice in the United Kingdom, must be appropriately authorised to provide such advice under the United Kingdom Financial Services and Markets Act 2000, or another appropriately authorised independent financial adviser if you are in a territory outside the United Kingdom.
Electronic communications
Please be aware that addresses, electronic addresses and certain other information provided by KWE Shareholders, persons with information rights and other relevant persons for the receipt of communications from KWE may be provided to KW during the offer period as required under Section 4 of Appendix 4 of the Code to comply with Rule 2.11(c).
Rounding
Certain figures included in this Announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of figures that precede them.